                                                                    EXHIBIT 10.4

                                              As of  February 18, 2005

International Metal Enterprises, Inc.
1 Penn Plaza
Suite 2514
New York, New York 10119

Sunrise Securities Corp.
641 Lexington Avenue
25th Floor
New York, New York 10022

                  Re:   Initial Public Offering
                        -----------------------
Gentlemen:

         The undersigned stockholder of International Metal Enterprises, Inc.
("Company"), in consideration of Sunrise Securities Corp. ("Sunrise") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 9 hereof):

         1. If the Company solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

         2. In the event that the Company fails to consummate a Business
Combination within 12 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 18 months under the circumstances described in the prospectus relating to the IPO), the undersigned will vote all
Insider Shares owned by him in favor of the Company's decision to liquidate. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company including, without limitation, any distribution of the Trust Fund (as defined in the Letter of
Intent) as a result of such liquidation with respect to his Insider Shares
("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and

International Metal Enterprises, Inc.
Sunrise Securities Corp.
As of February 18, 2005

will not seek recourse against the Trust Fund for any reason whatsoever.

         3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Sunrise that the business combination is fair to the Company's stockholders from a financial perspective.

         4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned ("Affiliate") will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to the consummation of the Business Combination; provided that the undersigned shall be entitled to reimbursement from the Company for his out-of-pocket expenses incurred in connection with seeking and consummating a
Business Combination.

         5. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

         6. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

         7. The undersigned's Questionnaire furnished to the Company and Sunrise and annexed as Exhibit A hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any

International Metal Enterprises, Inc.
Sunrise Securities Corp.
As of February 18, 2005

securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement.

         9. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business in the metals and/or mining industries; (ii) "Insiders" shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Shares"
shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO; and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO.

                                              Jordan Kestenbaum
                                              -----------------
                                              Print Name of Insider

                                              /s/ Jordan Kestenbaum
                                              ---------------------
                                              Signature